Exhibit 99.8
                                 ------------

                    The Administrator Novation Confirmation

Credit Suisse [GRAPHIC OMITTED]



                             Novation Confirmation

Date:    30 November 2006

To: The Bank of New York, not in its individual or corporate capacity but solely as Corridor Contract Administrator for Alternative Loan Trust 2006-41CB, pursuant to a Corridor Contract Administration Agreement among Credit Suisse Securities (USA) LLC, The Bank of New York, as trustee for Alternative Loan Trust 2006-41CB and The Bank of New York, as Corridor Contract Administrator

To:      Credit Suisse Management LLC

From:    Credit Suisse International "CSIN"

Re:      Novation Transaction

External ID: 53163201NOV
________________________________________________________________________________

Dear Sir/Madam:

      The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

      1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or
(iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

      2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:


           Novation Date:                                    30 November 2006

           Novated Amount:
                                                             USD 50,000,000 subject to amortization as set out in the
                                                             Additional Terms.

           Transferor:                                       Credit Suisse Management LLC

           Transferee:                                       The Bank of New York, not in its individual or
                                                             corporate capacity but solely as Corridor Contract
                                                             Administrator for Alternative Loan Trust 2006-41CB, pursuant to a Corridor Contract Administration Agreement among Credit
                                                             Suisse Securities (USA) LLC,



Credit Suisse [GRAPHIC OMITTED]


                                                             The Bank of New York, as trustee for Alternative Loan Trust
                                                             2006-41CB and The Bank of New York, as Corridor Contract
                                                             Administrator

           Remaining Party:                                  Credit Suisse International

           New Agreement (between Transferee and Remaining   1992 ISDA Master Agreement dated as of
           Party):                                           30 November 2006


      3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

           Trade Date of Old Transaction:                       31 October 2006
           Effective Date of Old Transaction:                   30 November 2006
           Termination Date of Old Transaction:                 25 April 2024


      4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

           Full First Calculation Period:                       Applicable

      5. Miscellaneous Provisions:



           Non-Reliance:                                        Applicable


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

Credit Suisse [GRAPHIC OMITTED]


      The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.



Credit Suisse International



By:  .../s/ Marisa Scauzillo....................................
 Name:   Marisa Scauzillo
 Title:  Authorized Signatory



Credit Suisse Management LLC



By:  .../s/ Yolanda Perez-Wilson.................................
 Name: Yolanda Perez-Wilson
 Title: Assistant Vice President



The Bank of New York, not in its individual or corporate capacity but solely as Corridor Contract Administrator for Alternative Loan Trust 2006-41CB, pursuant to a Corridor Contract Administration Agreement among Credit Suisse Securities (USA) LLC, The Bank of New York, as trustee for Alternative Loan Trust 2006-41CB and The Bank of New York, as Corridor Contract Administrator




By:  .../s/ Michael Cerchio..........................................
 Name:   Michael Cerchio
 Title:  Assistant Treasurer



Our Reference No: External ID: 53163201NOV / Risk ID: 447587119 and 447587125

Credit Suisse [GRAPHIC OMITTED]



                                   EXHIBIT A
                                   ---------

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

Credit Suisse [GRAPHIC OMITTED]
                                   CREDIT SUISSE INTERNATIONAL
                                   One Cabot Square      Telephone 020 7888 8888
                                   London E14 4QJ        www.credit-suisse.com

                                                                30 November 2006

The Bank of New York, not in its individual or corporate capacity but solely as Corridor Contract Administrator for Alternative Loan Trust 2006-41CB, pursuant to a Corridor Contract Administration Agreement among Credit Suisse Securities (USA) LLC, The Bank of New York, as trustee for Alternative Loan Trust 2006-41CB and The Bank of New York, as Corridor Contract Administrator

101 Barclay Street 8W
New York, NY 10286

External ID: 53163201N3
________________________________________________________________________________

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means The Bank of New York, not in its individual or corporate capacity but solely as Corridor Contract Administrator for Alternative Loan Trust 2006-41CB, pursuant to a Corridor Contract Administration Agreement among Credit Suisse Securities (USA) LLC, The Bank of New York, as trustee for Alternative Loan Trust 2006-41CB and The Bank of New York, as Corridor Contract Administrator

  1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 November 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:




                                                      Registered Office as above
                           with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41

Credit Suisse [GRAPHIC OMITTED]



                  Transaction Type:                    Interest Rate Cap Transaction

                  Notional Amount:                     USD 50,000,000 subject to amortization as set out in the
                                                       Additional Terms.

                  Trade Date:                          31 October 2006

                  Effective Date:                      30 November 2006

                  Termination Date:                    25 April 2024


         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        30 November 2006, subject to adjustment in accordance with the Following Business Day Convention

                  Fixed Amount:                        USD 566,000

         Floating Amounts:

                  Floating Rate Payer:                 CSIN

                  Floating Rate Payer
                  Period End Dates:                    The 25th of each month, commencing on 25 December 2006,
                                                       and ending on the Termination Date, inclusive, with No
                                                       Adjustment.

                  Initial Calculation Period:          From and including 30 November 2006 up to but excluding
                                                       the Floating Rate Payer Period End Date occurring on 25
                                                       December 2006

                  Floating Rate Payer
                  Payment Dates:                       One Business Day prior to each Floating Rate Payer Period
                                                       End Date.

                  Cap Rate:                            5.40 %

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of 8.90 %

                  Designated Maturity:                 1 month



                                                                               3

Credit Suisse [GRAPHIC OMITTED]


                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable



         Business Days:                                New York

         Calculation Agent:                            CSIN

         Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            The Bank of New York
                                                       New York, NY
                                                       ABA# 021-000-018
                                                       GLA# 111-565
                                                       For Further Credit:  TAS A/C 501563
                                                       Attn: Matthew J. Sabino 212-815-6093
                                                       Fax:  212 815-3986


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorised and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

Credit Suisse [GRAPHIC OMITTED]


                               ADDITIONAL TERMS


-------------------------------------------------------------------------
    Calculation Period up to but
    excluding the Period End Date              Notional Amount
            occurring on:                          (USD):
-------------------------------------------------------------------------
          25-December-2006                      50,000,000.00
-------------------------------------------------------------------------
           25-January-2007                      49,981,659.95
-------------------------------------------------------------------------
          25-February-2007                      49,946,873.61
-------------------------------------------------------------------------
            25-March-2007                       49,846,866.96
-------------------------------------------------------------------------
            25-April-2007                       49,682,466.08
-------------------------------------------------------------------------
             25-May-2007                        49,454,573.19
-------------------------------------------------------------------------
            25-June-2007                        49,164,165.50
-------------------------------------------------------------------------
            25-July-2007                        48,733,264.74
-------------------------------------------------------------------------
           25-August-2007                       47,730,269.88
-------------------------------------------------------------------------
          25-September-2007                     46,643,924.80
-------------------------------------------------------------------------
           25-October-2007                      45,477,013.32
-------------------------------------------------------------------------
          25-November-2007                      44,232,461.16
-------------------------------------------------------------------------
          25-December-2007                      42,951,621.49
-------------------------------------------------------------------------
           25-January-2008                      41,700,741.91
-------------------------------------------------------------------------
          25-February-2008                      40,479,414.74
-------------------------------------------------------------------------
            25-March-2008                       39,287,237.81
-------------------------------------------------------------------------
            25-April-2008                       38,123,814.40
-------------------------------------------------------------------------
             25-May-2008                        36,988,753.18
-------------------------------------------------------------------------
            25-June-2008                        35,881,668.10
-------------------------------------------------------------------------
            25-July-2008                        34,802,178.37
-------------------------------------------------------------------------
           25-August-2008                       33,749,908.32
-------------------------------------------------------------------------
          25-September-2008                     32,724,487.42
-------------------------------------------------------------------------
           25-October-2008                      31,725,550.13
-------------------------------------------------------------------------
          25-November-2008                      30,752,735.88
-------------------------------------------------------------------------
          25-December-2008                      29,805,688.97
-------------------------------------------------------------------------
           25-January-2009                      28,884,058.53
-------------------------------------------------------------------------
          25-February-2009                      27,987,498.47
-------------------------------------------------------------------------
            25-March-2009                       27,115,667.35
-------------------------------------------------------------------------
            25-April-2009                       26,268,228.39
-------------------------------------------------------------------------
             25-May-2009                        25,444,849.36
-------------------------------------------------------------------------
            25-June-2009                        24,645,202.55
-------------------------------------------------------------------------
            25-July-2009                        23,868,964.68
-------------------------------------------------------------------------
           25-August-2009                       23,115,816.85
-------------------------------------------------------------------------
          25-September-2009                     22,385,444.51
-------------------------------------------------------------------------
           25-October-2009                      21,677,537.34
-------------------------------------------------------------------------
          25-November-2009                      20,991,789.25
-------------------------------------------------------------------------
          25-December-2009                      20,327,898.31
-------------------------------------------------------------------------
           25-January-2010                      19,685,566.66
-------------------------------------------------------------------------
          25-February-2010                      19,064,500.51
-------------------------------------------------------------------------
            25-March-2010                       18,464,410.02
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]



-------------------------------------------------------------------------
    Calculation Period up to but
    excluding the Period End Date              Notional Amount
            occurring on:                          (USD):
-------------------------------------------------------------------------
            25-April-2010                       17,885,009.31
-------------------------------------------------------------------------
             25-May-2010                        17,326,016.36
-------------------------------------------------------------------------
            25-June-2010                        16,787,153.00
-------------------------------------------------------------------------
            25-July-2010                        16,268,144.81
-------------------------------------------------------------------------
           25-August-2010                       15,768,721.10
-------------------------------------------------------------------------
          25-September-2010                     15,288,614.85
-------------------------------------------------------------------------
           25-October-2010                      14,827,562.69
-------------------------------------------------------------------------
          25-November-2010                      14,385,304.78
-------------------------------------------------------------------------
          25-December-2010                      13,961,584.84
-------------------------------------------------------------------------
           25-January-2011                      13,556,150.05
-------------------------------------------------------------------------
          25-February-2011                      13,168,751.04
-------------------------------------------------------------------------
            25-March-2011                       12,799,141.79
-------------------------------------------------------------------------
            25-April-2011                       12,447,079.67
-------------------------------------------------------------------------
             25-May-2011                        12,112,325.30
-------------------------------------------------------------------------
            25-June-2011                        11,794,642.57
-------------------------------------------------------------------------
            25-July-2011                        11,493,798.57
-------------------------------------------------------------------------
           25-August-2011                       11,209,563.56
-------------------------------------------------------------------------
          25-September-2011                     10,941,710.90
-------------------------------------------------------------------------
           25-October-2011                      10,690,017.04
-------------------------------------------------------------------------
          25-November-2011                      10,454,261.48
-------------------------------------------------------------------------
          25-December-2011                      10,234,226.69
-------------------------------------------------------------------------
           25-January-2012                      10,210,227.97
-------------------------------------------------------------------------
          25-February-2012                      10,200,770.61
-------------------------------------------------------------------------
            25-March-2012                       10,197,738.67
-------------------------------------------------------------------------
            25-April-2012                       10,194,693.42
-------------------------------------------------------------------------
             25-May-2012                        10,191,634.79
-------------------------------------------------------------------------
            25-June-2012                        10,188,562.67
-------------------------------------------------------------------------
            25-July-2012                        10,185,476.97
-------------------------------------------------------------------------
           25-August-2012                       10,182,377.60
-------------------------------------------------------------------------
          25-September-2012                     10,179,264.46
-------------------------------------------------------------------------
           25-October-2012                      10,176,137.45
-------------------------------------------------------------------------
          25-November-2012                      10,172,996.49
-------------------------------------------------------------------------
          25-December-2012                      10,169,841.48
-------------------------------------------------------------------------
           25-January-2013                      10,166,678.06
-------------------------------------------------------------------------
          25-February-2013                      10,163,500.34
-------------------------------------------------------------------------
            25-March-2013                       10,160,308.23
-------------------------------------------------------------------------
            25-April-2013                       10,157,101.63
-------------------------------------------------------------------------
             25-May-2013                        10,153,880.45
-------------------------------------------------------------------------
            25-June-2013                        10,150,644.61
-------------------------------------------------------------------------
            25-July-2013                        10,147,393.99
-------------------------------------------------------------------------
           25-August-2013                       10,144,128.50
-------------------------------------------------------------------------
          25-September-2013                     10,140,848.06
-------------------------------------------------------------------------
           25-October-2013                      10,137,552.56
-------------------------------------------------------------------------
          25-November-2013                      10,134,241.91
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]



-------------------------------------------------------------------------
    Calculation Period up to but
    excluding the Period End Date              Notional Amount
            occurring on:                          (USD):
-------------------------------------------------------------------------
          25-December-2013                      10,130,916.02
-------------------------------------------------------------------------
           25-January-2014                      10,127,585.51
-------------------------------------------------------------------------
          25-February-2014                      10,124,239.41
-------------------------------------------------------------------------
            25-March-2014                       10,120,877.63
-------------------------------------------------------------------------
            25-April-2014                       10,117,500.06
-------------------------------------------------------------------------
             25-May-2014                        10,114,106.62
-------------------------------------------------------------------------
            25-June-2014                        10,110,697.21
-------------------------------------------------------------------------
            25-July-2014                        10,107,271.74
-------------------------------------------------------------------------
           25-August-2014                       10,103,830.10
-------------------------------------------------------------------------
          25-September-2014                     10,100,372.20
-------------------------------------------------------------------------
           25-October-2014                      10,096,897.94
-------------------------------------------------------------------------
          25-November-2014                      10,093,407.23
-------------------------------------------------------------------------
          25-December-2014                      10,089,899.97
-------------------------------------------------------------------------
           25-January-2015                      10,086,385.77
-------------------------------------------------------------------------
          25-February-2015                      10,082,854.64
-------------------------------------------------------------------------
            25-March-2015                       10,079,306.47
-------------------------------------------------------------------------
            25-April-2015                       10,075,741.18
-------------------------------------------------------------------------
             25-May-2015                        9,882,145.95
-------------------------------------------------------------------------
            25-June-2015                        9,626,075.36
-------------------------------------------------------------------------
            25-July-2015                        9,374,556.63
-------------------------------------------------------------------------
           25-August-2015                       9,127,515.42
-------------------------------------------------------------------------
          25-September-2015                     8,884,878.51
-------------------------------------------------------------------------
           25-October-2015                      8,646,573.83
-------------------------------------------------------------------------
          25-November-2015                      8,412,530.39
-------------------------------------------------------------------------
          25-December-2015                      8,182,678.29
-------------------------------------------------------------------------
           25-January-2016                      8,041,823.52
-------------------------------------------------------------------------
          25-February-2016                      7,902,861.44
-------------------------------------------------------------------------
            25-March-2016                       7,765,765.72
-------------------------------------------------------------------------
            25-April-2016                       7,630,510.36
-------------------------------------------------------------------------
             25-May-2016                        7,497,069.75
-------------------------------------------------------------------------
            25-June-2016                        7,365,418.61
-------------------------------------------------------------------------
            25-July-2016                        7,235,532.00
-------------------------------------------------------------------------
           25-August-2016                       7,107,385.32
-------------------------------------------------------------------------
          25-September-2016                     6,980,954.31
-------------------------------------------------------------------------
           25-October-2016                      6,856,215.02
-------------------------------------------------------------------------
          25-November-2016                      6,733,143.86
-------------------------------------------------------------------------
          25-December-2016                      6,611,717.51
-------------------------------------------------------------------------
           25-January-2017                      6,483,577.49
-------------------------------------------------------------------------
          25-February-2017                      6,357,216.60
-------------------------------------------------------------------------
            25-March-2017                       6,232,609.51
-------------------------------------------------------------------------
            25-April-2017                       6,109,731.25
-------------------------------------------------------------------------
             25-May-2017                        5,988,557.16
-------------------------------------------------------------------------
            25-June-2017                        5,869,062.94
-------------------------------------------------------------------------
            25-July-2017                        5,751,224.63
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]



-------------------------------------------------------------------------
    Calculation Period up to but
    excluding the Period End Date              Notional Amount
            occurring on:                          (USD):
-------------------------------------------------------------------------
           25-August-2017                       5,635,018.58
-------------------------------------------------------------------------
          25-September-2017                     5,520,421.48
-------------------------------------------------------------------------
           25-October-2017                      5,407,410.32
-------------------------------------------------------------------------
          25-November-2017                      5,295,962.43
-------------------------------------------------------------------------
          25-December-2017                      5,186,055.43
-------------------------------------------------------------------------
           25-January-2018                      5,077,667.26
-------------------------------------------------------------------------
          25-February-2018                      4,970,776.16
-------------------------------------------------------------------------
            25-March-2018                       4,865,360.66
-------------------------------------------------------------------------
            25-April-2018                       4,761,399.60
-------------------------------------------------------------------------
             25-May-2018                        4,658,872.10
-------------------------------------------------------------------------
            25-June-2018                        4,557,757.56
-------------------------------------------------------------------------
            25-July-2018                        4,458,035.67
-------------------------------------------------------------------------
           25-August-2018                       4,359,686.41
-------------------------------------------------------------------------
          25-September-2018                     4,262,690.02
-------------------------------------------------------------------------
           25-October-2018                      4,167,027.02
-------------------------------------------------------------------------
          25-November-2018                      4,072,678.18
-------------------------------------------------------------------------
          25-December-2018                      3,979,624.55
-------------------------------------------------------------------------
           25-January-2019                      3,887,847.44
-------------------------------------------------------------------------
          25-February-2019                      3,797,328.40
-------------------------------------------------------------------------
            25-March-2019                       3,708,049.27
-------------------------------------------------------------------------
            25-April-2019                       3,619,992.09
-------------------------------------------------------------------------
             25-May-2019                        3,533,139.19
-------------------------------------------------------------------------
            25-June-2019                        3,447,473.11
-------------------------------------------------------------------------
            25-July-2019                        3,362,976.65
-------------------------------------------------------------------------
           25-August-2019                       3,279,632.83
-------------------------------------------------------------------------
          25-September-2019                     3,197,424.92
-------------------------------------------------------------------------
           25-October-2019                      3,116,336.41
-------------------------------------------------------------------------
          25-November-2019                      3,036,351.02
-------------------------------------------------------------------------
          25-December-2019                      2,957,452.69
-------------------------------------------------------------------------
           25-January-2020                      2,879,625.58
-------------------------------------------------------------------------
          25-February-2020                      2,802,854.07
-------------------------------------------------------------------------
            25-March-2020                       2,727,122.75
-------------------------------------------------------------------------
            25-April-2020                       2,652,416.43
-------------------------------------------------------------------------
             25-May-2020                        2,578,720.12
-------------------------------------------------------------------------
            25-June-2020                        2,506,019.04
-------------------------------------------------------------------------
            25-July-2020                        2,434,298.61
-------------------------------------------------------------------------
           25-August-2020                       2,363,544.44
-------------------------------------------------------------------------
          25-September-2020                     2,293,742.37
-------------------------------------------------------------------------
           25-October-2020                      2,224,878.40
-------------------------------------------------------------------------
          25-November-2020                      2,156,938.74
-------------------------------------------------------------------------
          25-December-2020                      2,089,909.78
-------------------------------------------------------------------------
           25-January-2021                      2,023,778.10
-------------------------------------------------------------------------
          25-February-2021                      1,958,530.47
-------------------------------------------------------------------------
            25-March-2021                       1,894,153.82
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]



-------------------------------------------------------------------------
    Calculation Period up to but
    excluding the Period End Date              Notional Amount
            occurring on:                          (USD):
-------------------------------------------------------------------------
            25-April-2021                       1,830,635.30
-------------------------------------------------------------------------
             25-May-2021                        1,767,962.20
-------------------------------------------------------------------------
            25-June-2021                        1,706,121.99
-------------------------------------------------------------------------
            25-July-2021                        1,645,102.32
-------------------------------------------------------------------------
           25-August-2021                       1,584,891.01
-------------------------------------------------------------------------
          25-September-2021                     1,525,476.04
-------------------------------------------------------------------------
           25-October-2021                      1,466,845.56
-------------------------------------------------------------------------
          25-November-2021                      1,408,987.88
-------------------------------------------------------------------------
          25-December-2021                      1,351,574.78
-------------------------------------------------------------------------
           25-January-2022                      1,294,918.42
-------------------------------------------------------------------------
          25-February-2022                      1,239,007.48
-------------------------------------------------------------------------
            25-March-2022                       1,183,830.78
-------------------------------------------------------------------------
            25-April-2022                       1,129,377.31
-------------------------------------------------------------------------
             25-May-2022                        1,075,636.20
-------------------------------------------------------------------------
            25-June-2022                        1,022,596.72
-------------------------------------------------------------------------
            25-July-2022                         970,248.30
-------------------------------------------------------------------------
           25-August-2022                        918,580.52
-------------------------------------------------------------------------
          25-September-2022                      867,583.09
-------------------------------------------------------------------------
           25-October-2022                       817,245.86
-------------------------------------------------------------------------
          25-November-2022                       767,558.83
-------------------------------------------------------------------------
          25-December-2022                       718,512.14
-------------------------------------------------------------------------
           25-January-2023                       670,096.03
-------------------------------------------------------------------------
          25-February-2023                       622,300.93
-------------------------------------------------------------------------
            25-March-2023                        575,117.35
-------------------------------------------------------------------------
            25-April-2023                        528,535.97
-------------------------------------------------------------------------
             25-May-2023                         482,547.56
-------------------------------------------------------------------------
            25-June-2023                         437,143.04
-------------------------------------------------------------------------
            25-July-2023                         392,313.46
-------------------------------------------------------------------------
           25-August-2023                        348,049.97
-------------------------------------------------------------------------
          25-September-2023                      304,343.86
-------------------------------------------------------------------------
           25-October-2023                       261,186.52
-------------------------------------------------------------------------
          25-November-2023                       218,569.48
-------------------------------------------------------------------------
          25-December-2023                       176,484.37
-------------------------------------------------------------------------
           25-January-2024                       134,922.95
-------------------------------------------------------------------------
          25-February-2024                        93,877.07
-------------------------------------------------------------------------
            25-March-2024                         53,338.70
-------------------------------------------------------------------------
            25-April-2024                         13,299.94
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                                   Yours faithfully,

                                   Credit Suisse International



                                    By:   /s/ Marisa Scauzillo
                                       -----------------------------------------
                                       Name: Marisa Scauzillo
                                       Title: Authorized Signatory








Confirmed as of the date first written above:

The Bank of New York, not in its individual or corporate capacity but solely as Corridor Contract Administrator for Alternative Loan Trust 2006-41CB, pursuant to a Corridor Contract Administration Agreement among Credit Suisse Securities (USA) LLC, The Bank of New York, as trustee for Alternative Loan Trust 2006-41CB and The Bank of New York, as Corridor Contract Administrator


By:   /s/ Michael Cerchio
   -----------------------------------
   Name: Michael Cerchio
   Title:  Assistant Treasurer









Our Reference No: External ID: 53163201N3 / Risk ID: 447587119 and 447587125